--------------------------------------------------------------------------------
Fellow Shareholders

--------------------------------------------------------------------------------

In the last quarter, your fund gave up some of its earlier gains as the economic rebound in Latin America proved to be more elusive than expected. Latin American stocks sustained heavy losses and many Asian stock markets also lost ground after their strong performance in the previous quarter.

     Fund performance was in negative territory in the quarter ended October 31, but surpassed the benchmark shown below during its seven months of operation.

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                      Periods Ended 10/31/95
                                                                      Since
                                                                    Inception
                                                      3 Months      (3/31/95)
                                                      --------      ---------
Emerging Markets Stock Fund                            -8.55%         4.80%
MSCI Emerging Markets
  Free Index                                           -6.90          4.26

--------------------------------------------------------------------------------

Market Review

In Brazil, the dramatic success of the real (the local currency) restructuring plan in early 1995 forced the government to restrain the overheating economy by restricting credit and imports while raising interest rates, a policy that slowed retail sales. The ongoing implementation of state, fiscal, and social security reforms, vital for long-term sustainable growth, is causing inevitable short-term pain.

     This is also the case in Argentina, where a sharp drop in economic activity (industrial production fell 7.9% in August) and high rates of unemployment have put pressure on Finance Minister Cavallo. Stock valuations in Argentina are low, and prospects seem favorable for the telephone and energy sectors, and major banks. Quilmes Industrial was among the fund's largest holdings on October 31.

     In Mexico, the program of economic rehabilitation was fitful during the quarter. While

--------------------------------------------------------------------------------
Market Performance
--------------------------------------------------------------------------------

                                                     Periods Ended 10/31/95
                                                     (in U.S. Dollar Terms)
                                                  3 Months          12 Months
                                                  --------          ---------
Argentina                                          -10.2%            -26.3%
Brazil                                               0.4             -25.5
Chile                                              -11.6              -9.9
China (Free)*                                      -15.7               n/a
Israel (Nondomestic)                                 2.9               2.5
Malaysia                                           -12.6             -13.8
Mexico                                             -16.2             -54.5
Poland                                              -7.7              -6.3
South Africa                                         5.6              14.0
Thailand                                            -7.4             -14.5

--------------------------------------------------------------------------------
*China (Free) is shown excluding dividends
Source: MSCI EMF and Emerging Markets Perspective, with gross dividends reinvested.

the trade balance showed a surplus and monthly inflation fell back to 1.7% in September from an April peak of 8%, the peso fell to new lows versus the dollar and interest rates spiked to more than 50%. We believe that the foundations for growth and stability are now in place and should start to benefit the stock market. Grupo Televisa and Telefonos de Mexico were included among our major Latin American positions.

     In Southeast Asia, the positive impact of lower U.S. interest rates was less pronounced than in previous quarters. The strength of the economies in Malaysia and Thailand actually required a slight rise in rates, with credit growth an unsustainable 25% in Malaysia. In China, all macroeconomic evidence plus our own visits to mainland companies reveal a successful soft landing in progress for this formerly overheated mega-economy, as inflation fell to 12% from 25% at the end of 1994. The government has been easing credit gradually, and foreign reserves look extremely healthy.

--------------------------------------------------------------------------------
Geographic Diversification
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

Geographical diversification pie chart showing Latin America 38%, Southeast Asia 45%, U.S. Short-Term 13%, All Other 4%.

Based on net assets as of 10/31/95.
--------------------------------------------------------------------------------

     Our long-term confidence in the growth potential of Southeast Asia remains unshaken, as foreign direct investment (a key feature of the late 1980s economic boom) continued to pick up and could accelerate when the Japanese economy recovers. The region was represented in your fund's portfolio by United Communications of Thailand, Semen Gresik of Indonesia, Asas Dunia of Malaysia, and other stocks.

     Elsewhere, we have added a holding in the Czech telephone company SPT Telecom, which will benefit from a rapid expansion in domestic demand. Our confidence is supported by the company's strategic foreign alliance with KPN of the Netherlands and the Swiss telephone monopoly, which together purchased a 27% stake in the Czech firm. After the close of the reporting period, we added a position in the Israeli pharmaceutical firm Teva, which has a promising multiple sclerosis drug. Thanks to the company's research and development programs, the Israeli drug maker is well positioned to develop additional products.

     In South Africa, the improved current account situation and ongoing high-quality management by the central bank governor prompted us to reconsider our underweighting here. Barlow Limited is our largest holding in this country. However, our enthusiasm is tempered by dull economic performance (expected growth of 3% in 1995), which is insufficient to absorb the growth of the population. A continuing rise in crime is also a cause of concern, so we will be monitoring developments carefully in this potentially rewarding country.

Outlook

Essential economic reforms have been put in place in Latin America, the effects of which should begin to take hold in 1996. Recent volatility in stock markets reflect the pain of structural adjustments. In Southeast Asia, the emphasis has not been on reform, but rather on the maintenance of long-term, low-inflationary growth, a goal that has been achieved in the majority of countries in the region, but will require renewed commitment in Malaysia.

     Low stock valuations and steady rather than sharp earnings growth through 1996 in emerging markets should provide a good environment for stocks. We believe that after a disappointing year these markets will resume their trend of strong long-term performance.

                                    Respectfully submitted,

                                    /s/ Martin G. Wade

                                    Martin G. Wade
                                    President

November 17, 1995

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
Periods Ended October 31, 1995

Change in Price Per Share
---------------------------------
3 Months (From $11.46 to $10.48)                                         $-0.98
7 Months (From $10.00 to $10.48)                                           0.48
-------------------------------------------------------------------------------
Total Net Assets                                                  $14.4 million
===============================================================================

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
October 31, 1995

                                                                     Percent of
                                                                     Net Assets
                                                                     ----------
Backus y Johnston Cerveceria, Peru                                      2.5%
Telecomunicacoes Brasilias
 ADR (USD), Brazil                                                      2.5
Banco Bradesco, Brazil                                                  2.3
Brahma, Brazil                                                          2.3
Cia Tecidos Norte de Minas, Brazil                                      2.1
Centrais Electrobras ADR (USD), Brazil                                  2.0
Grupo Televisa GDR (USD), Mexico                                        1.7
Samsung Electronics, South Korea                                        1.7
Panamerican Beverages
 ADR (USD), Mexico                                                      1.7
Cemex, Mexico                                                           1.6
Compania Telecomunicaciones
 ADR (USD), Chile                                                       1.6
Seoul Bank, South Korea                                                 1.6
Usiminas, Brazil                                                        1.6
BHI (USD), Belize                                                       1.5
United Communications, Thailand                                         1.5
Telefonos de Mexico ADS (USD), Mexico                                   1.5
Semen Gresik, Indonesia                                                 1.5
Asas Dunia, Malaysia                                                    1.5
Barlow Limited, South Africa                                            1.5
Quilmes Industrial (USD), Argentina                                     1.4
Malaysian Assurance Alliance, Malaysia                                  1.4
Arab Malaysian Finance, Malaysia                                        1.4
Enersis ADS (USD), Chile                                                1.4
Cia Energetica Minas Gerais, Brazil                                     1.4
MTD Capital, Malaysia                                                   1.3
-------------------------------------------------------------------------------
Total                                                                  42.5%
===============================================================================

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------
October 31, 1995

                                                                    Percent of
                                                                    Net Assets
                                                                    ----------
Finance                                                               21.5%
Materials                                                             17.1
Consumer Goods                                                        16.4
Services                                                              15.8
Capital Equipment                                                      8.9
Energy                                                                 8.6
Multi-Industry                                                         0.9
Miscellaneous                                                          1.6
Reserves                                                               9.2
-------------------------------------------------------------------------------
Total                                                                100.0%
===============================================================================

--------------------------------------------------------------------------------
Security Classification
--------------------------------------------------------------------------------
October 31, 1995

                                           Percent                     Market
                                           of Net        Cost          Value
                                           Assets        (000)         (000)
                                           ------        -----         ------
Common Stocks,
 Warrants, and
 Rights                                     77.9%       $12,011       $11,212
Preferred Stocks
 and Rights                                 12.3          1,702         1,773
Bonds                                        0.6             83            92
Short-Term
 Investments                                12.5          1,803         1,803
                                           -----        -------       -------
Total Investments                          103.3         15,599        14,880
Other Assets Less
 Liabilities                                -3.3           -479          -481
-------------------------------------------------------------------------------
Total Net Assets                           100.0%       $15,120       $14,399
===============================================================================

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

Fund:           Emerging Market Stock Fund           Benchmark: MSCI Emerging Market Free Index

Date            $ Amount ($10,000 intial             Date       $ Amount ($10,000 initial
                investment)                                     investment)
03/31/95                    10,000                   03/31/95               10,000
10/31/95                    10,480                   10/31/95               10,426


Note: The index return does not reflect expenses, which have been deducted from the fund's return.
*Commencement of operations.
--------------------------------------------------------------------------------
Total Return
--------------------------------------------------------------------------------
Period Ended October 31, 1995
                                     Since
                                   Inception
                                   (3/31/95)
                                   ---------
                                     4.80%
--------------------------------------------------------------------------------
Note:  For the above period ended 9/30/95, the fund's return was 11.30%.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price Emerging Markets Stock Fund / October 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                       Value
                                                                    -----------
ARGENTINA -- 3.9%

COMMON STOCKS
     11,853 shs     Quilmes Industrial (USD)....................... $       208
      8,080         Telefonica de Argentina 'B'
                      ADR (USD)....................................         168
     10,700         YPF Sociedad Anonima 'D'
                      ADR (USD)....................................         183

Total Argentina                                                             559

BELIZE -- 1.5%

COMMON STOCK
     14,250         BHI (USD)......................................         223

BRAZIL -- 14.0%

COMMON STOCK
     17,410        *Centrais Electrobras
                      ADR (USD)....................................         248

PREFERRED STOCKS AND RIGHTS
 36,404,481         Banco Bradesco.................................         333
    853,491         Brahma.........................................         326
      2,300         Centrais Electrobras
                      ADR (USD)....................................          33
  9,305,000         Cia Energetica Minas Gerais....................         199
    444,311 rts    *Cia Energetica Minas Gerais....................           0
    960,000 shs     Cia Tecidos Norte de Minas.....................         300
      8,790         Telecomunicacoes Brasilias
                      ADR (USD)....................................         357
240,740,000         Usiminas.......................................         225
                                                                          1,773
Total Brazil                                                              2,021

CHILE -- 5.3%

COMMON STOCKS
      6,420         Compania Cervecerias Unidas
                      ADS (USD)....................................         148
      3,230         Compania
                      Telecomunicaciones
                      ADR (USD)....................................         233
      8,080         Enersis ADS (USD)..............................         203
      4,140         Sociedad Quimica Minera
                      de Chile 'B' ADR (USD).......................         180

Total Chile                                                                 764

CHINA -- 4.5%

COMMON STOCKS
      8,300 shs    *Huaneng Power International
                      'N' ADR (USD)................................         134
    536,000         Maanshan Iron & Steel
                      (HKD)........................................          98
    180,000         Shanghai Diesel Engine
                      'B' (USD)....................................          80
    240,000        *Shanghai New Asia 'B'
                      (USD)........................................         115
    456,000         Shanghai Petrochemical
                      'H' (HKD)....................................         131
    300,000         Yizheng Chemical Fibre
                      'H' (HKD)....................................          87

Total China                                                                 645

COLOMBIA -- 0.8%

COMMON STOCK
      6,110         Maderas y Sinteticos Sociedad
                      Anoma ADR (USD)..............................         109

CZECH REPUBLIC -- 1.7%

COMMON STOCKS
      1,110         IPS Praha......................................          92
      1,600        *SPT Telecom....................................         158

Total Czech Republic                                                        250

HONG KONG -- 2.1%

COMMON STOCKS AND WARRANTS
    168,000         Guangdong Investment...........................          99
    642,000         Hualing Holdings...............................         100
      6,700         Pacific Basin Bulk Shipping
                      (USD)........................................          94
      4,300 wts    *Pacific Basin Bulk Shipping,
                      9/30/99 (USD)................................           3

Total Hong Kong                                                             296

INDIA -- 2.3%

COMMON STOCKS
      6,000 shs     Ashok Leyland GDR (USD)........................          63
      1,700         Grasim Industries GDS
                      (USD)........................................          35
      1,200         Hindalco GDR (USD).............................          38
      6,000        *Indian Hotels GDS (USD)........................         110

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Value
                                                                    -----------
      2,160 shs     Reliance Industries
                      GDS (USD).................................... $        33
     19,000         Videocon International
                      GDR (USD)....................................          48

Total India                                                                 327

INDONESIA -- 6.6%

COMMON STOCKS
     55,500         Bank Dagang Nasional...........................          50
     13,500         Hanjaya Mandala Sampoerna......................         125
     27,000         Indofoods Sukses Makmur........................         125
      1,500         Indosat 'B' ADR (USD)..........................          50
     55,000         Jaya Real Property.............................         157
    132,000         Mayora Indah...................................          94
     36,480         Pabrik Kertas Tjiwi Kimia......................          67
     59,250         Panin Bank.....................................          65
     82,000         Semen Gresik...................................         213

Total Indonesia                                                             946

ISRAEL -- 2.8%

COMMON STOCKS
    85,500          Bank Hapoalim..................................         136
    22,000         *Blue Square....................................         144
     3,100          Elco Holdings..................................         130

Total Israel                                                                410

MALAYSIA -- 14.8%

COMMON STOCKS AND WARRANTS
    59,000          Arab Malaysian Finance.........................         207
    67,000          Asas Dunia.....................................         211
    50,000          Berjaya Sports Toto............................         104
    45,000          Chemical Company of Malaysia...................          90
    32,000 wts     *Commerce Asset Holdings, 6/27/98...............          87
    28,000 shs      Hock Hua Bank..................................          83
     3,000          Hock Hua Bank (L)..............................           9
    58,000          LB Aluminum....................................         123
    53,000          Lityan Holdings................................         141
    51,000          Malaysian Assurance Alliance...................         207
    33,000          MTD Capital....................................         184
    71,250          Muda Holdings..................................          79
    62,000          Renong.........................................          95
    66,000          Shah Alam Properties...........................         162
    38,000         *Technology Resources Industries................          96
    16,000          United Engineers...............................         100
    46,000          Westmont.......................................         159

Total Malaysia                                                            2,137

MEXICO -- 10.3%

COMMON STOCKS
    76,770 shs      Cemex 'B'......................................         237
   168,780          Cifra 'B' ADR (USD)............................         180
    41,300          Fomentos Economico Mexicano 'B'................          86
    32,300         *Gruma 'B'......................................          95
    14,630          Grupo Televisa GDR (USD).......................         250
     8,970          Panamerican Beverages 'A' ADR (USD)............         246
     7,775          Telefonos de Mexico 'L' ADS (USD)..............         214
    45,100          Tolmex 'B'.....................................         169

Total Mexico                                                              1,477

PERU -- 2.5%

COMMON STOCK
   202,361          Backus y Johnston Cerveceria 'T'...............         362

PHILIPPINES -- 1.4%

COMMON STOCKS
     7,000          Philippine Commerce International Bank.........          57
       340          Philippine Long Distance Telephone.............          19
       700          Philippine Long Distance Telephone ADR (USD)...          39
   243,500         *SM Prime.......................................          66
   148,000         *Southeast Asia Cement..........................          19

Total Philippines                                                           200

POLAND -- 0.1%

COMMON STOCK
     6,600           Mostostal Export..............................          15

SOUTH AFRICA -- 2.5%

COMMON STOCKS
    16,300           Barlow Limited................................         210
     2,100          *Polifin.......................................           4
    17,000           Sasol.........................................         147

Total South Africa                                                          361

SOUTH KOREA -- 6.3%

COMMON STOCKS
     1,500           Cho Hung Bank.................................          21
     5,600           Hanil Securities..............................          86
     2,710           Korea Electric Power..........................         122
       975           Pohang Iron & Steel...........................          97

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Value
                                                                    -----------
     1,100 shs      *Samsung Electronics........................... $       250
    24,000           Seoul Bank....................................         231
     2,500           Yukong........................................          94

Total South Korea                                                           901

TAIWAN -- 1.1%

COMMON STOCK
     7,048          *Yageo GDR (USD)...............................          69

CONVERTIBLE BOND
    30,000 USD       Acer, 4.00%, 6/10/01..........................          92

Total Taiwan                                                                161

THAILAND -- 6.3%

COMMON STOCKS
    17,800 shs       Bangkok Bank Public...........................         184
     4,800           Land & House..................................          78
     2,700           Siam Cement...................................         147
    10,000           Siam Commercial Bank..........................         117
    20,000           Thai Farmers Bank.............................         165
    17,700           United Communications.........................         222

Total Thailand                                                              913

SHORT-TERM INVESTMENTS -- 12.5%

COMMERCIAL PAPER
  $400,000           Delaware Funding, 5.74%, 11/3/95..............         398
   350,000           Falcon Asset Securitization, 5.75%, 11/16/95..         348
   500,000           General Electric, 5.73%, 11/16/95.............         497
   560,044           Investments in Commercial Paper through a
                       joint account, 5.87 - 5.88%, 11/1/95........         560

Total Short-Term Investments                                              1,803

-------------------------------------------------------------------------------

Total Investments in Securities -- 103.3%
  of Net Assets (Cost $15,599)                                          $14,880

-------------------------------------------------------------------------------

Other Assets Less Liabilities......................................     $  (481)
                                                                         ------
                                                              Value
                                                            --------
Net Assets Consist of:
Accumulated net investment
  income - net of distributions...........................  $     35
Accumulated net realized
  gain/loss - net of distributions........................       (45)
Net unrealized gain (loss)................................      (721)
Paid-in-capital applicable to
  1,373,323 shares of $0.01
  par value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized..................................    15,130
                                                              ------
NET ASSETS................................................              $14,399
                                                                        =======

NET ASSET VALUE PER SHARE.................................               $10.48
                                                                         ======
-------------------------------------------------------------------------------

     *    Non-income producing
     HKD  Hong Kong dollar
     USD  U.S. dollar
     (L)  Local registered shares

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund / From March 31, 1995* to October
31, 1995
(in thousands)

INVESTMENT INCOME
Income
 Dividend (net of foreign taxes of $11)................................   $ 81
 Interest..............................................................     50
                                                                          ----
 Total income..........................................................    131
                                                                          ----
Expenses
 Custody and accounting................................................     72
 Shareholder servicing.................................................     40
 Legal and audit.......................................................     13
 Prospectus and shareholder reports....................................      4
 Organization..........................................................      4
 Directors.............................................................      3
 Registration..........................................................      2
 Miscellaneous.........................................................      2
 Reimbursed by Manager.................................................    (40)
                                                                          ----
 Total expenses........................................................    100
                                                                          ----
Net investment income..................................................     31
                                                                          ----

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
 Securities............................................................    (27)
 Foreign currency transactions.........................................    (18)
                                                                          ----
 Net realized gain (loss)..............................................    (45)
                                                                          ----

Change in net unrealized gain or loss on:
 Securities............................................................   (719)
 Other assets and liabilities denominated in foreign currencies........     (2)
                                                                          ----
 Change in net unrealized gain or loss.................................   (721)
                                                                          ----
Net realized and unrealized gain (loss)................................   (766)
                                                                          ----

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......................  $(735)
                                                                         =====
--------------------------------------------------------------------------------

*Commencement of Operations

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund
(in thousands)

                                                                              From March 31, 1995* to
                                                                                 October 31, 1995
                                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
 Net investment income.........................................................         $     31
 Net realized gain (loss)......................................................              (45)
 Change in net unrealized gain or loss.........................................             (721)
                                                                                        --------
 Increase (decrease) in net assets from operations.............................             (735)
                                                                                        --------

Capital share transactions+
 Shares sold...................................................................           16,733
 Shares redeemed...............................................................           (1,627)
 Redemption fees received......................................................               28
                                                                                        --------
 Increase (decrease) in net assets from capital share transactions.............           15,134
                                                                                        --------
Increase (decrease) in net assets..............................................           14,399
                                                                                        --------

NET ASSETS
Beginning of period............................................................              --
                                                                                        --------
End of period..................................................................         $ 14,399
                                                                                        ========
-----------------------------------------------------------------------------------------------------

+Share information
  Shares sold..................................................................            1,518
  Shares redeemed..............................................................             (145)
                                                                                        --------
  Increase (decrease) in shares outstanding....................................            1,373
                                                                                        ========

-----------------------------------------------------------------------------------------------------

* Commencement of Operations

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes To Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund / October 31, 1995


Note 1 - Significant Accounting Policies
T. Rowe Price International Funds, Inc., (the Corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.
  Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.
  For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Organization
The fund was organized on January 25, 1995, and had no operations prior to March 31, 1995, other than those related to organizational matters.

Note 3 - Investment Transactions
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At October 31, 1995, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $14,712,000 and $897,000, respectively, for the period ended October 31, 1995.

Note 4 - Federal Income Taxes
No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $27,000 which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
  In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $4,000 of undistributed net investment income was reclassified as a decrease to paid-in-capital during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassification.
  At October 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $15,599,000 and net unrealized loss aggregated $719,000, of which $410,000 related to appreciated investments and $1,129,000 to depreciated investments.

Note 5 - Related Party Transactions
The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.
  The investment management agreement between the fund and the Manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.75% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At October 31, 1995, and for the period then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
  Under the terms of the investment management agreement, the Manager is required to bear any expenses through October 31, 1996 which would cause the fund's ratio of expenses to average net assets to exceed 1.75%. Thereafter through October 31, 1998, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $62,000 of management fees were not accrued by the fund for the period ended October 31, 1995, and $40,000 of other expenses were borne by the Manager.
  In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund.

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--------------------------------------------------------------------------------

T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $85,000 for the period ended October 31, 1995, of which $11,000 was payable at period-end.
  During the period ended October 31, 1995, the fund, in the ordinary course of business, paid commissions of $31,000 to, and placed security purchase and sale orders aggregating $5,262,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price Emerging Markets Stock Fund

                                                                    For a share outstanding
                                                                     throughout the period
                                                                    -----------------------
                                                                         From March 31,
                                                                           1995* to
                                                                          October 31,
                                                                            1995
                                                                    -----------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................              $10.00
                                                                            ------
Investment activities
 Net investment income........................................                0.02**
 Net realized and unrealized gain (loss)......................                0.44++
                                                                            ------
 Total from investment activities.............................                0.46
                                                                            ------
Redemption fees added to paid-in-capital......................                0.02
                                                                            ------
NET ASSET VALUE, END OF PERIOD................................              $10.48
                                                                            ======
-----------------------------------------------------------------------------------------------------

RATIOS / SUPPLEMENTAL DATA
Total return..................................................                4.8%**
Ratio of expenses to average net assets.......................               1.75%+**
Ratio of net investment income to average net assets..........               0.54%+**
Portfolio turnover rate.......................................               28.8%+
Net assets, end of period (in thousands)......................             $14,399
-----------------------------------------------------------------------------------------------------

  +  Annualized.
  *  Commencement of operations.
 ** Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through October 31, 1996.
 ++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Emerging Markets Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Emerging Markets Stock Fund (one of the portfolios constituting
T. Rowe Price International Funds, Inc.) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP


Baltimore, Maryland
November 17, 1995

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives
By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday-Friday, and weekends from 9:00 a.m. to 5:00 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services
   Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.
   PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services
   Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).
   Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.
   Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.
   Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information
   Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail page itemize account transactions by fund.
   Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.
   The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.
   Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.
   Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.
   Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage
You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:
1-800-638-2587 toll free
625-7676 Baltimore area


For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area


T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202


This report is authorized for distri-
bution only to shareholders and to
others who have received a copy of
the prospectus of the T. Rowe Price
Emerging Markets Stock Fund.

[LOGO OF T. ROWE PRICE APPEARS HERE]

EMF


Annual Report


T. Rowe Price
-------------
Emerging Markets
Stock Fund

October 31, 1995